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                                                                    EXHIBIT 23.4


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use in this Form S-4 registration statement of our report dated January 14, 2000, except for the fifth and eight paragraph of Note 9, as to which the date is July 14, 2000, included herein and to all references to our Firm included in this registration statement.

                                            ARTHUR ANDERSEN LLP

                                            /S/ ARTHUR ANDERSEN LLP


Nashville, Tennessee
August 7, 2000